TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Statement of Additional Information

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Effective December 31, 2025, Patricia L. Sawyer will retire as a member of the Board of Trustees of Transamerica Series Trust (the “Trust”).

Effective January 1, 2026, Kevin A. Simonoff will be appointed as an Independent Member of the Board of Trustees of the Trust and Kathleen T. Ives will be appointed as Chairperson of the Nominating Committee of the Board of Trustees of the Trust.

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Effective January 1, 2026, the following information appearing in the Statement of Additional Information will be updated.

The following information is added to the “Independent Board Members” table contained in the “Board Members and Officers” sub-section of the Statement of Additional Information under the heading “Management of the Trust” and the information in the table regarding Ms. Sawyer is removed:

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Part Five Years
Kevin A. Simonoff (1973)	Board Member	Since 2026	Board Member, TF and TST (January 2026 - present); President & CEO, Voya Funds (2023-2024); Chief Strategy & Transformation Officer (2022-2024), Head of Business Management (2019-2022), Head of Fixed Income Business Management (2015-2019), Head of Product Management (2007-2015), Voya Investment Management; Board Member, Voya Investment Management (UK) and Voya Investment Management Services (UK) Ltd (2018-2023).	94	McIntire Alumni Advisory Board Member (2024 – present), UVA McIntire School of Commerce

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The following replaces in its entirety the second paragraph after the “Officers” table contained in the “Board Members and Officers” sub-section of the Statement of Additional Information under the heading “Management of the Trust”:

The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The following sets forth information about each Board Member’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity: Ms. Bane has experience as a certified public accountant and as a board member of multiple organizations; Mr. Callahan has financial services industry experience as an executive and consultant with various TAM affiliates and other entities; Mr. Hill has financial and entrepreneurial experience as an executive, owner and consultant as well as experience as a board member of multiple organizations; Ms. Ives has audit, securities industry, compliance and legal experience, including as a fund executive; Ms. Kloppenburg has investment management experience as an executive and experience as a board member of multiple organizations; Mr. Nelson has investment management experience as well as other business, securities industry and fund executive experience; Mr. Pelletier has securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Mr. Simonoff has securities industry and investment management experience, including as a fund executive; Mr. Smit has investment management and insurance experience as an executive and in leadership roles with TAM and affiliated entities; and Mr. Waechter has experience as a certified public accountant and a board member of multiple organizations as well as securities industry, compliance and legal experience. References to the qualifications, attributes and skills of Board Members does not constitute an assertion by the Board or any individual Board Member that a Board Member has any special expertise or experience that would impose any greater responsibility or liability on such Board Member than would exist otherwise.

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The following replaces in its entirety the first paragraph under the “Board Committees” sub-section of the Statement of Additional Information under the heading “Management of the Trust”:

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. Mr. Waechter serves as the Audit Committee Chairperson and Ms. Ives serves as the Nominating Committee Chairperson. Through the portfolios’ board committees, the Independent Board Members consider and address important matters involving the portfolios, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively.

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The following is added as a footnote to the table in the “Trustee Ownership of Equity Securities” sub-section and the “Compensation Table” contained in the “Trustee Compensation” sub-section in the Statement of Additional Information under the heading “Management of the Trust.”

Information is not shown for Mr. Simonoff as he became a Board Member on January 1, 2026.

Effective as of December 31, 2025, Ms. Sawyer retired as a Board Member.

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Thomas R. Wald and Sean Ryan are hereby removed from the “Officers” table contained in the “Board Members and Officers” sub-section of the Statement of Additional Information under the heading “Management of the Trust.”

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Investors Should Retain this Supplement for Future Reference

December 31, 2025